Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Gryphon Resources, Inc. (the “Company”) on Form 10-Q for the three months ended December 31, 2019, as filed with the Securities and Exchange Commission on February 10, 2020 (the “Report”), I, Anthony Lombardo, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2020	/s/ Anthony Lombardo
Anthony Lombardo
Chief Executive Officer and Chief Financial Officer